United States
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 27, 2009

Monroe Bancorp
(Exact name of registrant as specified in its charter)

Indiana
(State or other jurisdiction of incorporation)

000-31951	35-1594017
(Commission File Number)	(IRS Employer Identification No.)

210 East Kirkwood Avenue, Bloomington, IN	47408
(Address of principal executive offices)	(Zip Code)

(812) 336-0201
Registrant's telephone number, including area code:

NA
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On April 27, 2009, Monroe Bancorp issued a press release announcing its intent to increase capital. A copy of the press release is furnished herewith as Exhibit 99.1 for reporting under Item 2.02.

The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 2.02 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into any filing of Monroe Bancorp under the Securities Act of 1933.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1     Press Release issued by Monroe Bancorp, April 27, 2009

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Monroe Bancorp
Date: April 27, 2009	/s/ GORDON M. DYOTT Gordon M. Dyott Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

EXHIBIT INDEX

Exhibit No.	Exhibit Title

99.1	Press Release issued by Monroe Bancorp, April 27, 2009